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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: August 29, 1997


                            THE SEAGRAM COMPANY LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Canada                       1-2275                    None
(STATE OR OTHER JURISDICTION          (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)          IDENTIFICATION NO.)



               1430 Peel Street, Montreal, Quebec, Canada H3A 1S9
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               Registrant's telephone number, including area code:

                                 (514) 849-5271
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Item 5. Other Events.

Filed as part of this Current Report on Form 8-K and incorporated by reference herein are the consolidated balance sheet of The Seagram Company Ltd. (the "Corporation") as at June 30, 1997, June 30, 1996 and January 31, 1996 and the consolidated statements of income, shareholders' equity and cash flows for the fiscal year ended June 30, 1997, the five-month transition period ended June 30, 1996 and the fiscal years ended January 31, 1996 and 1995 and the notes thereto (collectively, the "Financial Statements"), together with the report of Price Waterhouse LLP dated August 13, 1997 (the "Report").


Item 7. Financial Statements and Exhibits.

         (c) Exhibits

               (23)  Consent of Price Waterhouse LLP, independent accountants.

               (99)  Financial Statements and Report.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE SEAGRAM COMPANY LTD.
                                             (Registrant)



Date: August 29, 1997
                                       By: /s/ Daniel R. Paladino
                                          -------------------------------------
                                          Daniel R. Paladino
                                          Executive Vice President -- Legal and
                                           Environmental Affairs

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                                  EXHIBIT INDEX


Exhibit                                                                Sequentially
Number                Description of Exhibit                           Numbered Page
------                ----------------------                           -------------

  (23)              Consent of Price Waterhouse LLP,
                    independent accountants.

  (99)              Financial Statements and Report.

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